Exhibit 10(y)

                             AMENDMENT TO THE SECOND
                              AMENDED AND RESTATED
                           ADVISORY SERVICES AGREEMENT

     THIS AMENDMENT TO THE SECOND AMENDED AND RESTATED ADVISORY SERVICES AGREEMENT ("AMENDMENT") is made as of the 26th day of July, 2006 by and between American Mortgage Acceptance Company, a Massachusetts real estate investment trust (the "TRUST") and CharterMac AMI Associates, Inc., a Delaware corporation (the "ADVISOR").

     WHEREAS, the Trust and the Advisor originally entered into an Advisory Services Agreement dated as of March 29, 1993, which agreement was amended and restated pursuant to an Amended and Restated Advisory Services Agreement effective as of April 6, 1999, as amended on November 29, 2001, February 8, 2002, November 12, 2003 and June 9, 2004, respectively, and as further amended and restated pursuant to a Second Amended and Restated Advisory Services Agreement dated as of March 28, 2006, (as so amended and amended and restated, the "ADVISORY SERVICES AGREEMENT"), pursuant to which, among other matters, the Advisor is entitled to receive an annual incentive fee (the "ANNUAL INCENTIVE FEE"), pursuant to SECTION 12(B) of the Agreement; and

     WHEREAS, the Trust and the Advisor desire to amend the Agreement in accordance with the terms of this Amendment in order to revise the calculation of the Annual Incentive Fee to exclude the impact of gains or losses associated with changes in the value of fair value hedges;

     NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be bound hereby, the Trust and the Advisor agree as follows:

1. AMENDMENT TO SECTION 12(B). Section 12(b) of the Agreement is hereby deleted and replaced in its entirety by the following:

     ANNUAL INCENTIVE FEE. Subject to (1) a minimum annual Distributions being made to Shareholders from CAD of $1.45 per Share AND (2) the Company achieving at least annual Adjusted Funds From Operations per share of $1.60, excluding non-cash gains or losses due to the recording of fair value hedges (net of the Annual Incentive Fee), the Advisor shall be entitled to receive incentive compensation for each fiscal year in an amount equal to the product of:

     (A)  25% of the dollar amount by which

     (1) Adjusted Funds From Operations of the Company (before the Annual Incentive Fee) per Share (based on the weighted average number of Shares outstanding), excluding non-cash gains or losses due to the recording of fair value hedges exceed

     (2)  an amount equal to the greater of:

     (a) (i) the weighted average of (x) $20 (the price per Share of the initial public offering) and (y) the prices per Share of any secondary offerings by the Company multiplied by

          (ii) the Ten-Year U.S. Treasury Rate plus 2% per annum; and

     (b)  $1.45

     multiplied by

     (B)  the weighted average number of Shares outstanding during such year.

2. NO FURTHER AMENDMENTS. Except as specifically amended by this Amendment, all of the terms, covenants and conditions of the Agreement shall remain unmodified and in full force and effect and are hereby ratified and confirmed.

3. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of New York, without giving effect to the conflict of laws principles thereof.

4. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. A facsimile, telecopy or other reproduction of this Amendment may be executed by one or more parties hereto, and an executed copy of this Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes as of the date first written above. At the request of any party hereto, all parties hereto agree to execute an original of this Amendment as well as any facsimile, telecopy or other reproduction hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.


                      AMERICAN MORTGAGE ACCEPTANCE COMPANY



                                                       By: /s/Marc D. Schnitzer
                                                           --------------------
                                                     Name: Marc D. Schnitzer
                                                    Title: President




                         CHARTERMAC AMI ASSOCIATES, INC.



                                                       By: /s/Alan P. Hirmes
                                                           -----------------
                                                     Name: Alan P. Hirmes
                                                    Title: Senior Vice President



                          [SIGNATURE PAGE TO AMENDMENT]